                           TWIN DISC, INCORPORATED
                  1328 Racine Street, Racine, Wisconsin 53403

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 21, 2005

                          NOTICE IS HEREBY GIVEN TO THE
                    SHAREHOLDERS OF TWIN DISC, INCORPORATED

     The Annual Meeting of Shareholders of Twin Disc, Incorporated, a Wisconsin corporation, will be held at 2 P.M. (Central Daylight Time) on Friday, October 21, 2005, at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin for the following purposes:

     1. Election of three Directors to serve until the Annual Meeting in 2008.

     2. To transact any other business that may properly come before the meeting.

     Only holders of record of shares of common stock of the Corporation at the close of business on September 2, 2005, shall be entitled to vote at the meeting.

     A proxy appointment and proxy statement are enclosed herewith. The proxy appointment shows the form in which your shares are registered. Your signature should be in the same form.

                                                FRED H. TIMM
                                                Secretary
September 21, 2005

     IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN YOUR PROXY APPOINTMENT IN THE ENCLOSED ENVELOPE BEFORE THE DEADLINE STATED IN THE PROXY STATEMENT. IF YOUR PROXY APPOINTMENT IS NOT RECEIVED BY THE SECRETARY BEFORE THAT DEADLINE, IT WILL BE RULED INVALID. SHOULD YOU FIND IT CONVENIENT TO ATTEND THE MEETING PERSONALLY, AND DESIRE TO VOTE IN PERSON, YOU MAY REQUEST BEFORE ANY VOTE THAT YOUR PROXY APPOINTMENT BE RETURNED TO YOU IN ORDER THAT YOU MAY VOTE IN PERSON.

YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY APPOINTMENT
IMMEDIATELY.

                             2005 Proxy Statement
                           TWIN DISC, INCORPORATED
                              September 21, 2005

DATE, TIME AND PLACE OF MEETING

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies for use at the Annual Meeting of Shareholders to be held at 2 P.M. (Central Daylight Time), at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin on Friday, October 21, 2005, or any adjournment thereof. Holders of common stock of record at the close of business on the 2nd day of September 2005, are entitled to vote at the meeting and each shareholder shall have one vote for each share of common stock registered in the shareholder=s name. Shares represented by a signed proxy appointment will be voted in the manner specified in the form of proxy or, if no specification is made, in favor of each of the propositions mentioned therein. The presence of a majority of the outstanding shares of common stock of the Corporation, either in person or represented by a signed proxy appointment, will constitute a quorum at the meeting. The Corporation intends to mail this statement to shareholders on or about September 21, 2005.

     Shareholders may vote by delivery, either in person, by mail or by messenger, of the enclosed proxy appointment form. The proxy appointment form must be signed. Internet and telephone voting are also available at www.proxyvoting.com/tdi and 1-866-540-5760, respectively. Furthermore, appointment forms must be received by the Secretary not less than 48 hours prior to the date of the meeting. PROXY APPOINTMENT FORMS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

     The proxy appointment form must be signed in handwriting. The signature must be sufficiently legible to allow the inspector to distinguish it as representing the name of the registered shareholder, or must be accompanied by a rubber stamp facsimile or hand-printed name, including the shareholder's surname and either the shareholder's first or middle name as represented on the corporate records, and any titles, offices or words indicating agency which appear in the Corporate records.

      The person giving the proxy may revoke it before it is exercised, either in person, by mail, or by messenger, by submitting a later dated proxy appointment form to the Secretary at least forty-eight (48) hours prior to the date of the meeting. The person giving the proxy may also revoke it by openly stating the revocation at the meeting, by voting at the meeting in person, or by delivering a signed written statement revoking the proxy to the Secretary prior to the date of the meeting. ANY ATTEMPTED REVOCATIONS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

     The record date with respect to this solicitation is September 2, 2005. On September 2, 2005, there were outstanding 2,867,342 shares of common stock of the Corporation entitled to vote at the Annual Meeting. There also are 200,000 shares of no-par preferred stock authorized, of which 50,000 shares have been designated Series A Junior Preferred Stock, but none are outstanding.

SHAREHOLDER PROPOSALS FOR 2006

     If a shareholder wishes to present a proposal for consideration for inclusion in the Notice of the Meeting and Proxy Statement for the 2006 Annual Meeting, the proposal must be received at the Corporation's principal executive offices no later than May 24, 2006. Shareholder proposals received later than July 23, 2006 will be considered untimely, and will not be considered at the Corporation's 2006 Annual Meeting.

PERSONS MAKING THE SOLICITATION

     The proxy is being solicited by the Corporation's Board of Directors and will be voted in favor of the Directors' recommendations on each and all matters properly brought before the meeting, unless the undersigned shareholder specifically instructs the holder or holders of the proxy to the contrary.

VOTES REQUIRED FOR APPROVAL OR ELECTION AND HOW VOTES WILL BE COUNTED

     With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of a majority of the votes cast at the annual meeting (assuming a quorum is present) shall be required for the election of directors.

     Abstentions may be specified on all proposals submitted to shareholders, other than for the election of directors. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but shall not be counted as voted shares for purposes of the meeting.

     In certain instances, brokers who hold shares in street name for customers may have authority to vote on certain items when they have not received instructions from the beneficial owners of the shares. With respect to routine matters, including the election of directors, brokers may vote their shares without specific instructions from the beneficial owners. However, under the rules of the New York Stock Exchange, brokers who hold shares in street name are not permitted to vote on certain non-routine matters, including the adoption of stock-based compensation plans, without specific instructions from the beneficial owners of the shares. A "broker non-vote" occurs on an item submitted for shareholder approval when the broker does not have the authority to vote on the item in the absence of instructions from the beneficial owner. Such "broker non-votes" will be counted for purposes of determining the presence or absence of a quorum.

            PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

PRINCIPAL SHAREHOLDERS

     Based upon the records of the Corporation and filings with the Securities and Exchange Commission as of July 31, 2005, the following table sets forth the persons or group of persons having beneficial ownership (as defined by the Securities and Exchange Commission) of more than 5% of the issued and outstanding common stock of the Corporation.



                                           Nature of
                                           Beneficial      Amount   Percent of
Name                      Address          Ownership       Owned      Class
- - - - - - - - - -  - - - - - - - - -    - - - - - -     - - - -   - - - - -

Michael E. Batten    3419 Michigan Blvd. Power to vote    538,431(1)  18.7%
                     Racine, WI          Beneficial       123,713(2)   4.3%

Fidelity Management  82 Devonshire St.   Power to vote &  285,900      9.9%
 & Research Corp.    Boston, Ma          Dispose of stock

Dimensional Fund     1299 Ocean Ave.     Power to vote &  158,800      5.5%
  Advisors           Santa Monica, CA    dispose of stock

(1) Held as trustee under various trusts.

(2) Includes 2,600 shares owned by the wife of Michael E. Batten and 43,000 subject to currently exercisable stock options.



DIRECTORS AND EXECUTIVE OFFICERS

     Based upon the records of the Corporation and filings with the Securities and Exchange Commission as of July 31, 2005, the following table sets forth the number of shares of common stock of the Corporation beneficially owned by each of the Directors of the Corporation, each of the executive officers named in the Summary Compensation Table and the number of shares beneficially owned by all Directors and executive officers of the Corporation as a group.

                                 Amount and Nature
      Name of                      of Beneficial                 Percent of
  Beneficial Owner                 Ownership (F1)                   Class
 - - - - - - - - -               - - - - - - - - -               - - - - - -
Michael E. Batten                662,144 (F2)                       23.0%

Michael H. Joyce                  12,500 (F3)                         *

Christopher J. Eperjesy		  21,913 (F4)			      *

James E. Feiertag                 11,356 (3)                          *

John H. Batten                       600 (3)                          *

John A. Mellowes                   5,800 (3)                          *

David B. Rayburn                   4,500 (3)                          *

David L. Swift                     6,800 (3)                          *

George E. Wardeberg                5,700 (3)                          *

David R. Zimmer                    8,240 (3)                          *

Harold M. Stratton II		     600 (3)                          *

All Directors and
Executive Officers
as a group (14 persons)          724,336 (3)                        25.2%

* Denotes ownership of less than one percent of shares outstanding.

(F1) Shares listed include any shares owned by a spouse, minor children and immediate relatives who share the same household as a Director or officer.
Inclusion of any such shares is not to be considered an admission of beneficial ownership.

(F2) Includes 2,600 shares held by Mr. Batten's wife, 538,431 shares held by him as trustee under various family trusts, and 43,000 shares subject to presently exercisable stock options.

(F3) Shares subject to currently exercisable stock options included in the above are as follows: Mr. Joyce 12,500, Mr. Rayburn 4,500, Mr. Swift 6,800,
Mr. Zimmer 6,800, Mr. Feiertag 9,500, Mr. Mellowes 5,300, Mr. Wardeberg 5,500,
Mr. J.Batten 600,Mr. Stratton 600 and all Directors and executive officers as a group 98,250.


(F4) Includes restricted stock grants of 21,500 shares. The restricted stock vests as follows: 10,500 in fiscal 2006,1,500 in fiscal 2007, 8000 in fiscal
2008 and 1,500 in fiscal 2009.


                            ELECTION OF DIRECTORS

     Three directors are to be elected for a term to expire at the annual meeting following the fiscal year ended June 30, 2008. Shares of common stock represented by properly executed proxy appointments in the accompanying form will be voted for the nominees listed for the term indicated unless authority to do so is withheld.

     The nominees for the Board of Directors and the Directors whose terms will continue and the class to which he has been or is to be elected are as set forth below. Each nominee and each Director was elected to his present term of office by a vote of shareholders at a meeting for which proxies were solicited. John H. Batten is the son of Michael E. Batten.

                                                                   Served as
                             Principal Occupation                   Director
 Name of Director              and other Public                   Continuously
and Current Age              Company Directorships                   Since
 - - - - - - - - -           - - - - - - - - - - -                - - - - - -

NOMINEES FOR DIRECTORS FOR TERMS TO EXPIRE IN 2008:

Michael E. Batten . . . . .  Chairman and Chief Executive Officer,  May 1974
   Age 65                    Twin Disc, Incorporated
                             Also Director,
                             Briggs & Stratton Corporation,
                             Sensient Technologies Corporation

David L. Swift . . . . . . . Former Chairman, President and        July 1995
   Age 68                    Chief Executive Officer,
                             Acme-Cleveland Corporation,
                             Pepper Pike, Ohio
                             (A manufacturer of diversified
                             industrial products)


David R. Zimmer. . . . . . . Managing Partner,Stonebridge           July 1995
Age 59			     Equity LLC, Troy,Michigan, since
				     2005 (A merger, acquisition and
				     finance value consulting firm)
                             Formerly Chief Executive Officer,
                             Twitchell Corporation,

                             Dothan, AL
                             (A privately held manufacturer
                             and marketer of highly engineered,
                             synthetic yarns, fabrics, extrusions,
                             and coatings)




DIRECTORS WHOSE TERMS EXPIRE IN 2006:

Michael H. Joyce . . . . . . President and                        October 1991
   Age 64                    Chief Operating Officer,
                             Twin Disc, Incorporated
				Also Director, Woodward
				Governor Company and
				Oil Gear Company

David B. Rayburn . . . . . . President and                           July 2000
   Age 57                    Chief Executive Officer,
                             Modine Manufacturing Company,
                             Racine, Wisconsin
                             (A manufacturer of heat
                             exchange equipment)

George E. Wardeberg . . . .  Retired Vice Chairman,                  July 1997
   Age 70                    Wisconsin Energy Corporation
                             Milwaukee, Wisconsin
                             (A holding company with subsidiaries in
                             utility and non-utility businesses)
                             Also Director,
                             Marshall & Ilsley Corporation,
				     Wisconsin Energy Corporation

DIRECTORS WHOSE TERMS EXPIRE IN 2007:


John H. Batten . . . . . . . Executive Vice President since      December 2002
  Age 40                     October 2004; formerly Vice
                             President and General Manager
                             Marine & Propulsion since
				     October 2001

John A. Mellowes . . . . . . Chairman and                         October 1998
   Age 67                    Chief Executive Officer,
                             Charter Manufacturing Co.,
                             Mequon, Wisconsin
                             (A privately held producer of bar,
                             rod wire and wire parts)
				     Also Director,
                             Marshall & Ilsley Corporation



Harold M. Stratton II. . . . Chairman and Chief Executive Officer,     July 2004
   Age 56                    Strattec Security Corporation,
				     Milwaukee, Wisconsin
                             (A leading manufacturer of mechanical
                              locks, electromechanical locks and
                              and related security/access control
                              products for global automotive
                              manufacturers)



                                 CORPORATE GOVERNANCE

     The Company's business is conducted under the direction of the Board of Directors, pursuant to the laws of the State of Wisconsin and our Restated By-laws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and Chief Executive Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

        The Company reviewed its corporate governance policies and practices, particularly in light of the Sarbanes-Oxley Act of 2002 and rule changes made or proposed by the Securities and Exchange Commission and the NASDAQ Stock Market. We believe that our current policies and practices meet all applicable requirements. Our updated corporate governance policies, including updated charters for committees of the Board, are made available to our shareholders on our website, www.twindisc.com, and/or through appropriate mailings.

                                   Board Independence

     The Company requires, as set forth in its Guidelines for Corporate Governance, that a majority of the Board members be independent outside directors. However, the Company is not opposed to having members of the Company's management, including the CEO, serve as directors. "Independent Director," as used here, means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. At a minimum, to qualify as "independent," a director must so qualify under governing rules, regulations and standards, including those issued by the SEC and the NASDAQ Stock Market. The Nominating and Governance Committee shall assess independence on an ongoing basis, and each director is responsible for bringing to the attention of the Nominating and Governance Committee any changes to his or her status that may affect independence. In addition, the directors shall complete, on at least an annual basis, a questionnaire prepared by the Company that is designed to elicit information that relates to the independence assessment. A majority of the Company's current directors are Independent Directors.

     The Board has determined that the following directors are independent within the meaning of the SEC regulations, the listing standards of NASDAQ Stock Market and the Company's Guidelines on Corporate Governance:
Messrs. Mellowes, Rayburn, Stratton, Swift, Wardeberg and Zimmer.

                      Guidelines for Business Conduct and Ethics

     Our Guidelines for Business Conduct and Ethics (our "Guidelines") summarize the compliance and ethical standards and expectations we have for all our employees, officers and directors with respect to their conduct in furtherance of Company business. It contains procedures for reporting suspected violations of the Guidelines, including procedures for the reporting of questionable accounting or auditing matters, or other concerns regarding accounting, internal accounting controls or auditing matters. These materials are also available in print to any shareholder upon request. If we make any substantive amendment to the Guidelines, we will disclose the nature of such amendment on our website or in a current report on Form 8-K. In addition, if a waiver from the Guidelines is granted to an executive officer or director, we will disclose the nature of such waiver on our website at www.twindisc.com or in a current report on Form 8-K.


                        DIRECTOR COMMITTEES AND ATTENDANCE

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE

     The Corporation's Board of Directors met 6 times during the year ended June 30, 2005. There was one absence from these meetings.

DIRECTORS COMMITTEE MEETINGS AND ATTENDANCE

     The Audit Committee met 4 times during the year. The Compensation Committee met 3 times during the year. The Pension, Nominating and Governance and Finance Committees each met 2 times during the year. Each Director attended at least 75% of the meetings requiring his attendance.

DIRECTOR COMMITTEE FUNCTIONS

Audit Committee

     The Company has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The charter of the Audit Committee is available on the Company's website, www.twindisc.com. The Board most recently revised its Audit Committee charter on April 16, 2004.

     In October of each year, the Board selects the members of the Audit Committee. All of the members of the Audit Committee are independent within the meaning of the SEC regulations, the listing standards of NASDAQ Stock Market and the Company's Guideline on Corporate Governance. No member is qualified as an audit committee financial expert within the meaning of the SEC regulations or the NASDAQ Stock Market. The collective expertise of the Audit Committee is believed to be sufficient to carry out the duties of the Audit Committee.

     As set forth in the charter, the Audit Committee's purpose is to assist the Board of Directors in monitoring the:

     *  Integrity of the Company's financial statements;
     *  Independent auditor's qualifications and independence;
     * Performance of the Company's internal audit function and the independent auditors; and
     *  Company's compliance with legal and regulatory requirements.

     In carrying out these responsibilities, the Audit Committee, among other things:

     * Appoints the independent auditor for the purpose of preparing and issuing an audit report and to perform related work, and discusses with the independent auditor appropriate staffing and compensation;
     * Retains, to the extent it deems necessary or appropriate, independent legal, accounting or other advisors;
     * Oversees management's implementation of systems of internal controls, including review of policies relating to legal and regulatory
        compliance, ethics and conflicts of interests; and     reviews the
        activities and recommendations of the Company's internal auditing program;
     * Monitors the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;
     * Determines whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and
     * Annually reviews management's programs to monitor compliance with the Company's Guidelines on Business Conduct and Ethics.


Finance Committee

     The Finance Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its oversight responsibilities for considering management's proposed financial policies and actions, and making appropriate recommendations to the Board regarding: Debt and capital structure, acquisitions, capital budgets, dividend policy and other financial and risk management matters.

Nominating and Governance Committee

     The Nominating and Governance Committee recommends nominees for the Board to the Board of Directors. The Committee will consider nominees recommended by shareholders in writing to the Secretary. In addition, the Committee develops and recommends to the Board a set of effective corporate governance policies and procedures applicable to the Company; and reviews proposed changes in corporate structure and governance, committee structure and function, and meeting schedules, making recommendations to the Board as appropriate. The charter of the Nominating and Governance Committee is available on the Company's website, www.twindisc.com.

     In October of each year, the Board selects members of the Nominating and Governance Committee for the coming year. The independence of the Committee is in compliance with SEC regulations, the listing standards of the NASDAQ Stock Market and the Company's Guidelines for Corporate Governance.

Selection of Nominees for the Board

        The Nominating and Goverance Committee shall identify candidates for director nominees in consultation with the Chief Executive Officer and Chairman of the Board, through the use of search firms or other advisers or through such other methods as the Committee deems to be helpful to identify candidates, including the processes identified herein. The Committee will also consider director candidates recommended by stockholders. The procedures for recommendation of nominees by stockholders is available on the Company's web site, www.twindisc.com.

     Stockholders, in submitting recommendations to the Committee for director candidates, shall follow the following procedures:

     a. The Committee must receive any such recommendation for nomination by a date not later than the 80th calendar day before the date the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting.

     b. Such recommendation for nomination shall be in writing and shall include the following information:
        i. Name of the Stockholder, whether an entity or an individual, making the recommendation;
        ii. A written statement disclosing such stockholder's beneficial ownership of the Corporation's securities;
        iii. Name of the individual recommended for consideration as a director nominee;
        iv. A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;
        v. A written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the NASDAQ Stock Market;
        vi. A written statement disclosing the recommended candidate's beneficial ownership of the Corporation's securities; and
        vii. A written statement disclosing relationships between the recommended candidate and the Corporation which may constitute a conflict of interest.

     c. Nominations may be sent to the attention of the Committee via the method listed below:
                            U.S. Mail or Expedited Delivery Service:
                            Twin Disc, Incorporated
                            1328 Racine Street
                            Racine, WI 53403
                            Attn: Nominating and Governance Committee
                            c/o Secretary of Twin Disc, Incorporated


     Once candidates have been identified, the Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees set forth below. The Committee may gather information about the candidates through interviews, background checks, or any other means that the Committee deems to be helpful in the evaluation process. The Committee shall then meet as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. There shall be no difference in the manner by which the Committee evaluates director nominees, whether nominated by the Board or by a nominating stockholder.

     The Corporation evaluates each individual candidate in the context of the overall composition and needs of the Board, with the objective of recommending a group that can best manage the business and affairs of the Corporation and represent Stockholder interests using its diversity of experience. A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Corporation. A director must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her judgment as a member of the Board or of a Board committee. This shall not preclude an otherwise qualified employee of the Corporation from serving as a director, as long as the majority of directors satisfy the independence requirements of the regulatory bodies. Each director will be expected to review and agree to adhere to the Corporation's Guidelines for Business Conduct and Ethics, as in effect from time to time. The Committee will consider these and other qualifications, skills and attributes when recommending candidates for the Board's selection as nominees for the Board and as candidates for appointment to the Board's committees.

Compensation Committee

     The primary purpose of the Compensation Committee is: (i) to assist the Board in discharging its responsibilities in respect to the compensation of the Company's executive officers; and (ii) to produce an annual report for inclusion in the Company's proxy statement on executive compensation. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of compensation policies of the Company.

Pension Committee

     The Pension Committee reviews and recommends to the Board for approval the pension funds professional advisors and auditors. The Committee annually reviews actuarial assumptions, actuarial valuations, investment performance, funding policies and investment policies.

Committee Membership

     The Board's committees are currently comprised of the following Directors;

the Chairman of the Committee is listed first:
                                                                Nominating
                                                                   and
Audit       Finance       Pension        Compensation           Governance
- - -       - - - -       - - - -        - - - - - - -       - - - - - - - - -
Zimmer      Mellowes      Rayburn        Wardeberg           Swift
Rayburn     Swift         Mellowes       Mellowes            Rayburn
Stratton    Zimmer        Swift          Zimmer              Wardeberg
Wardeberg                 Stratton
                          Joyce

Attendance at Annual Meeting

     The Company does not have a formal policy that its directors attend the Annual Meeting of Shareholders because it expects them to do so and because the Company's directors historically have attended these meetings. All of the members of the Board of Directors attended last year's annual meeting. The Board of Directors conducts its annual meeting directly before the Annual Meeting of Shareholders at the Company's headquarters.

Stockholder Communication with the Board

     The Board provides to every stockholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication ("Stockholder Communication") as follows:

     1. Stockholder Communication to Entire Board. For Stockholder Communication directed to the Board as a whole, stockholders may send such communication to the attention of the Chairman of the Board via the method listed below:

             U.S. Mail or Expedited Delivery Service:

             Twin Disc, Incorporated
             1328 Racine Street
             Racine, WI 53403
             Attn: Chairman of the Board of Directors

     2. Stockholder Communication to Individual Director. For Stockholder Communication directed to an individual director in his or her capacity as a member of the Board, stockholders may send such communication to the attention of the individual director via the method listed below:

             U.S. Mail or Expedited Delivery Service:

             Twin Disc, Incorporated
             1328 Racine Street
             Racine, WI 53403
             Attn: [Name of Individual Director]

     The Corporation will forward by U.S. mail any such Stockholder Communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board, to whom such Stockholder Communication is addressed to the address specified by each such director and the Chairman of the Board.

     Communications from an officer or director of the Corporation and proposals submitted by stockholders to be included in the Corporation's definitive proxy statement, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, (and related communications) will not be viewed as a Stockholder Communication. Communications from an employee or agent of the Corporation will be viewed as Stockholder Communication only if such communications are made solely in such employee's or agent's capacity as a stockholder.

     From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to the Company's website, www.twindisc.com, for any changes to this process.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation received by the Corporation's Chief Executive Officer and the 4 most highly paid executive officers for the 3 fiscal years ended June 30, 2005, 2004, and 2003, respectively.

                           SUMMARY COMPENSATION TABLE

<CAPTIO>

                                 Annual                 Long-Term
                              Compensation             Compensation
                              - - - - - - -        - - - - - - - -------
                                                         Restricted
Name and                                        Stock     Stock    All Other
Principal Position  Year   Salary    Bonus     Options    Grants   Compensation
                                      (F1)        (F3)      (F4)        (F2)
- - - - - - - - -   - -    - - - -   - - - - -   - - - -  - - - - -   - - - - -
Michael E. Batten   2005  $386,829   $282,425       -      $    -    	$20,168
Chairman and        2004   358,539       -          -           -   	 70,025
  Chief Executive   2003   393,309       -          -           -   	 23,957
  Officer

Michael H. Joyce    2005  $289,627   $179,685        -     $    -       $10,076
  President and     2004   276,439       -           -          -   	 40,105
  Chief Operating   2003   295,802       -         4,000        -   	 13,674
  Officer

James E. Feiertag   2005  $225,139   $114,840         -    $    -    	$ 7,207
  Executive Vice    2004   222,167       -            -         -  	 41,377
  President         2003   229,198       -         3,000        -  	 40,862

Christopher J.      2005  $216,385   $113,850        -     $  65,700	$ 8,870
  Eperjesy
  Vice President    2004   185,077       -         2,500     269,600 	 22,281
  Finance/Treasurer 2003   132,969       -         2,500      31,750	  3,427

John H. Batten      2005  $156,137   $ 84,150        -     $    -   	$16,114
  Executive Vice    2004   135,076       -           -          -   	  7,608
  President         2003   108,775       -           -          -   	 16,002



(F1) Represents annual incentive bonuses determined by the Board of Directors.
See "Board Compensation Committee Report on Executive Compensation-Annual
Incentives". Bonuses represent amounts earned during the fiscal year and are paid in the subsequent fiscal year.

(F2) Amounts are comprised of Corporation's 401(k) matching contributions and Corporation paid life insurance

(F3) There were no stock options granted in fiscal 2005.

(F4) At June 30, 2005 Mr. Eperjesy had 21,500 restricted stock grants valued at
$470,850 based on the closing stock price as of June 30,2005. The restricted stock vests as follows: 10,500 in fiscal 2006, 1,500 in fiscal 2007, 8000 in fiscal 2008 and 1,500 in fiscal 2009. Dividends are paid on the restricted stock.



                         AGGREGATED OPTION EXERCISES IN
                  LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information on option exercises in fiscal 2005 by the named executive officers and the value of such officers'unexercised options at June 30, 2005.

                                 Total Number             Total Value
                                of Unexercised           of Unexercised,
                                 Options Held          In-the-Money Options
             Shares    Value   at Fiscal Year End     Held at Fiscal Year End
          Acquired on  Real-   Exer-      Unexer-     Exer-        Unexer-
Name       Exercise    ized    cisable    cisable     cisable      cisable
----      -----------  -----  ---------  ---------   ---------    -----------
M. Batten     7,500  $12,231     43,000       0       $133,528       $ 0
M. Joyce     22,350 $144,939     12,500       0             88         0
J. Feiertag       0      N/A      9,500       0         63,138         0
C. Eperjesy       0      N/A          0       0              0         0
J. Batten         0      N/A        600       0          1,513         0


               Long-Term Incentive Plans- Awards in Last Fiscal Year

     The annual 2005 long-term grants for all the named executives were made in the form of performance stock grants. The following table identifies the performance shares granted to the named executives during the 2005 fiscal year.




			Performance	      Estimated Future Payouts
            Number of	 or Other			Under Plans
           Share,Units	Period Until  ----------------------------
            Or Other	Maturation    Threshold	  Target       Maximum
            Rights(#)   or Payout(F1)    (#)	   (#)	         (#)
	  -----------	------------  ---------	  -------      -------
M.Batten     7,200	  6/30/07	0	   7,200	7,200
M.Joyce	     5,100	  6/30/07	0	   5,100	5,100
J.Feiertag   3,000	  6/30/07	0	   3,000	3,000
C.Eperjesy   3,000	  6/30/07	0	   3,000	3,000
J.Batten     2,100	  6/30/07	0	   2,100	2,100

     (F1)The performance shares granted under the 1998 Incentive Compansation
Plan and the 2004 Stock Incentive Plan vest on June 30, 2007 provided the
Company achieves at least $235,000,000 in consolidated annual revenue for the fiscal year ended June 30, 2007.


     If prior to attaining the performance objective an employee voluntarily terminates before becoming eligible for retirement under the Company's defined benefit plan covering the employee or employment is terminated for cause, the performance stock awards shall be forfeited.

     If an event constituting a change in control of the Company occurs and the employee thereafter terminates employment for any reason, then all performance stock awards granted shall immediately vest as if the performance objective had been fully achieved.

     If prior to attaining the performance objective employment is terminated other than for the above the performance stock awards granted shall be paid on a prorated basis if and when the performance objective is achieved.

Retirement Income Plan

     The Twin Disc, Inc., Retirement Plan for Salaried Employees provides non-contributory benefits based upon both years of service and the employees' highest consecutive 5-year average annual compensation during the last 10 calendar years of service. As of December 31, 1996, the then-current accrued benefits under the plan were frozen and the plan was amended to provide for future accruals under a cash-balance formula, as described below.


AVERAGE HIGH                NON-CONTRIBUTORY PENSION BASED ON
5-YEAR ANNUAL                    YEARS OF CREDIT SERVICE
COMPENSATION     10 YEARS     20 YEARS      25 YEARS     30 YEARS     40 YEARS
------------     --------     --------      --------     --------     --------
$ 50,000         $ 9,265      $16,378       $18,000       $19,743     $23,075
  75,000          14,465       25,702        28,419        31,143      36,234
 100,000          19,664       35,026        38,838        41,103      49,393
 150,000          30,065       53,674        59,676        65,343      75,711


     The values reflected in the table represent the application of the Plan formula to the appropriate amounts of compensation and years of service. Benefits payable under the Plan, however, must be in compliance with the applicable guidelines or maximum prescribed in the Internal Revenue Code and in the Employee Retirement Income Security Act of 1974 (ERISA), as currently stated or as amended from time to time. As of December 31, 1996, the credited years of service for each of the Corporation's executive officers named in the Summary Compensation Table is as follows: Mr. M. Batten 27 years and Mr. Joyce 6 years. Mr. Feiertag, Mr. Eperjesy and Mr. J. Batten are not eligible for an accrued benefit under the Plan based on pre-January 1, 1997, service.

     Effective January 1, 1997, the Plan was amended to add a cash balance formula for post-January 1, 1997, accruals. Benefits under the Plan are generally equal to the sum of the benefits as frozen on December 31, 1996, plus benefits that accumulate under the cash balance formula beginning on January 1, 1997. Benefits under the cash balance formula are generally stated as a lump sum amount, but may be distributed as a lump sum or an annuity. Accruals under the cash balance formula are based on a percentage of compensation, from 4.5% to 6.5% based on years of service, with interest credits at the thirty-year U.S. Treasury Bond rate, or other such rate mandated by the IRS in substitution of the 30 year Treasury rate, with a minimum guaranty of 3%. To record these pay credits and interest credits, a hypothetical account balance is maintained for each participant. The hypothetical account balance for each named executive as of June 30, 2005, is as follows: Mr. M. Batten $126,681; Mr. Joyce $97,303; Mr. Eperjesy $24,948; Mr. Feiertag $45,583 and Mr. J. Batten $41,892.
If the named executives continue in their respective positions and retire at the normal retirement age of 65, their estimated annual pension amount under cash balance portion of the Plan would be: Mr. M. Batten $11,805; Mr. Joyce $8,500; Mr. Eperjesy $46,129; Mr. J. Batten $37,505 and Mr. Feiertag $25,765.

Supplemental Retirement Benefit Plan

     A supplemental retirement plan is extended to qualified management. For those who were participants in the plan before January 1, 1998 (including Messrs. Batten and Joyce), the supplemental retirement benefit is calculated as an annual benefit approximating 50% of the highest rate of pay attained during a specified period, minus amounts accrued under the Company's qualified defined benefit plan. The plan also preserved the level of benefits that had accrued prior to 1998. For those who became participants in the plan on or after January 1, 1998 (including Mr. Feiertag, Mr. Eperjesy and Mr. J. Batten), the supplemental retirement benefit is calculated as the additional benefit that the participant would have received at retirement under the Company's qualified defined benefit plan but for the limitation on compensation that is used in determining benefits under the defined benefit plan. The benefit is payable in the form of a single life annuity or two payments. Under the two lump sum payment method, payments are made on the first and second February 1 in the years following retirement. The maximum payment in any given year is $500,000 any amounts in excess of $500,000 will be paid in the third and subsequent years following retirement. In the event of the death of a plan participant after attaining a retirement age but prior to retirement, the surviving spouse will receive a lump sum benefit. As of June 30, 2005, the annual benefit accrued for each named executive at his respective normal retirement date is as follows: Mr. M. Batten, $131,786; Mr. Joyce, $103,423; Mr. Eperjesy, $60,340; Mr. Feiertag $18,906 and Mr. J.Batten $15,510.

Retention and Non-Compete Agreement

     During fiscal 2003, Mr. Joyce and the Company entered into a Retention and Non-Compete Agreement. Under the agreement, Mr. Joyce agrees to continue as President and Chief Operating Officer until age 65 or earlier with consent of the Chief Executive Officer. In consideration for the above, Twin Disc, Incorporated will pay Mr. Joyce a retention bonus of $300,000 upon his attaining the age of 65. The entire bonus is payable in the event of an involuntary termination and a pro-rated retention bonus is payable in the event of early voluntary termination. In addition, Mr. Joyce has agreed to a three-year non-disclosure and non-compete agreement.

Compensation of Directors

     Outside Directors of the Corporation are paid an annual retainer of $12,000. In addition, outside Directors receive a $1,500 fee for each board meeting and each committee meeting attended and $3,000 per year for serving as a committee chairman. Directors who are officers do not receive any fees in addition to their remuneration as officers.

     Outside Directors (non-Corporation employees) are eligible to participate in the 1988 Non-Qualified Stock Option Plan for Officers, Key Employees and Directors, the 1998 Stock Option Plan for Non-Employee Directors and the 2004 Stock Incentive Plan for Non-Employee Directors. Under the 2004 Plan, each outside Director receives 300 options and 300 restricted stock grants upon election or re-election at an annual meeting and each eligible Director who is continuing to serve on the Board.

     Outside Directors (non-Corporation employees) who reach the age of 68 or who retire from full-time employment may be required to retire from the Board of Directors effective as of the completion of their current term. Retired outside directors are entitled to an annual retirement benefit equal to the sum of:

     a) The annual retainer at the time of retirement.
     b) 6 monthly fees for Director Meetings at the rate prevailing at the time of retirement.

     The benefit is payable for a term equal to the Director's years of service or life, whichever is shorter.

Employment Contracts and Change in Control Arrangements

     The Corporation has entered into agreements with certain of its key executives, including Messrs. M. Batten, Joyce, Eperjesy ,Feiertag and
J. Batten. The agreements provide for severance benefits to be paid to the executive following a change in control of the Corporation (as defined in those agreements) and a termination (as defined in those agreements) of the employment of the executive. Upon the occurrence of the events, as specified in the agreements, which would entitle the executive to the payment of severance benefits, the maximum contingent liability of the Corporation for the payment of such severance benefits would be approximately $2,459,000. Severance benefits for an executive officer would generally consist of the sum of the executive's highest annual base salary between the change in control and the date of termination plus the executive's most recent annual bonus times the lesser of 1.50 (2.50 for Messrs. Batten and Joyce) or the number of whole and fractional years between the termination date and his normal retirement date. In addition, the executive would be entitled to the cash value of any shares of common stock subject to unexercised stock options held by the executive and a continuance of fringe benefits for 24 months following termination. The agreements are specifically designed to assure that benefits will not exceed the limitations and provisions of Sec. 280(g) of the Internal Revenue Code.

     Mr. Eperjesy has also entered into restricted stock grant agreements with the Company that have certain change in control provisions. Specifically, if a change in control (as defined in the grant agreement) occurs and the employee thereafter terminates employment, all shares granted under the agreement shall become freely transferable and non-forfeitable.


                       Board Compensation Committee Report
                           on Executive Compensation

Compensation Philosophy

     The Corporation's primary business objective is to grow shareholder value on a sustainable basis over the long term. To accomplish this objective, the Corporation has developed a comprehensive business strategy that emphasizes generating long-term positive cash flow and achieving earnings in excess of its cost of capital; maintaining leadership or becoming the leader in its markets; and providing products of the highest quality.

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of three independent directors, none of whom has interlocking or other relationships which might be considered conflicts of interest. The Committee establishes compensation programs which are designed to foster the Corporation's business objectives. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of compensation policies.

     Committee members believe that the compensation program should target compensation levels at rates that are reflective of current market practices. Offering market-comparable pay opportunities allows the Corporation to maintain a stable, successful management team.

     Competitive market data is provided by an independent compensation consultant. The data provided compares the Corporation's compensation practices to a group of comparative companies. The Corporation's market for compensation comparison purposes is comprised of a group of companies that have national and international business operations and similar sales volumes, market capitalizations, employment levels, and lines of business. In establishing a comparative group for compensation purposes, the Committee exercises its judgment and makes its decision after considering the factors it deems relevant.

     The companies chosen for the comparative group used for compensation purposes are not necessarily the same companies which comprise the peer group index in the Performance Graph included in this proxy statement. The Committee believes that the Corporation's most direct competitors for executive talent include many companies in geographical areas in which the Corporation operates as well as many of the companies that are included in the peer group established for comparing shareholders returns.

     The key elements of the Corporation's executive compensation are base salary, annual incentives, long-term compensation, and benefits. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package, including severance plans, insurance, and other benefits, with the objective of being competitive but not trend setting.

Base Salaries

     The Committee regularly reviews each executive's base salary. Base salary ranges are targeted at market levels, based upon the Committee's analysis of marketplace practices. Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices.

     Base salaries offer stability to executives and allow the Corporation to attract competent executive talent and maintain an effective management team. They also allow executives to be rewarded for individual performance based on the Corporation's evaluation process which encourages the development of executives. Pay for individual performance rewards executives for achieving goals which may not be immediately evident in common financial measurement.

     Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Corporation. When evaluating individual performance, the Committee considers the executive's effort in promoting Corporate values; improving product quality; developing relationships with customers, suppliers, and employees; demonstrating leadership abilities among coworkers; and other goals. Generally, executive salaries are increased at rates comparable to the increases provided at other companies and are near market levels.

     Generally, in order to determine Mr. Batten's base salary, the Committee considers the Company's financial performance for the year, Mr. Batten's individual performance, and his long-term contributions to the success of the Corporation. The Committee also compares Mr. Batten's base salary to the base
salaries of CEOs at comparative companies.   As reflected in the Summary
Compensation Table on page 10, Mr. Batten's base salary was restored to $395,000 in fiscal 2005, after the temporary corporate-wide wage cost reduction program of fiscal 2004.

Annual Incentives

     The Twin Disc Corporate Incentive Plan promotes the Corporation's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses for achieving corporate, business unit, and individual performance goals. The Corporate Incentive Plan allows the Corporation to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The Plan emphasizes the achievement of earnings returns in excess of the Company's cost of capital as well as other financial and non-financial objectives.

     Eligibility to participate in the Corporate Incentive Plan, as well as the individual payout percentages assigned to each eligible executive's position, are determined annually by Mr. Batten, as chief executive officer, subject to the approval of the Committee.

     Each year, the Committee approves specific goals relating to each executive's bonus opportunity. Eligible executives are assigned threshold, target and maximum bonus levels based on a percentage of base salary. Executives earn bonuses to the extent to which pre-established performance goals are achieved.

     Target bonus awards have been established at levels approximating the 75th percentile of marketplace practices for each executive. Targets are considered by the Committee to be achievable, but to require above average performance for each of the executives.

     For fiscal year 2005, Mr. Batten received a bonus of $282,425 as a result of the Corporation's achievement of designated economic profit and inventory reduction goals.

Long-Term Incentives

     Long-term incentive opportunities are provided pursuant to the Corporation's 1988 Non-Qualified Stock Option Plan for Officers, Key Employees and Directors, the 1988 Incentive Stock Option Plan, the 1998 Incentive Compensation Plan, the 1998 Stock Option Plan for Non-Employee Directors, the 2004 Stock Incentive Plan and the 2004 Stock Incentive Plan for Non-Employee Directors.

     In keeping with the Corporation's commitment to provide a total compensation package which includes at-risk components of pay, the Committee makes annual decisions regarding appropriate stock options, performance shares, and restricted stock grants for each executive. When awarding stock incentives, the Committee considers executives' levels of responsibility, prior experience, historical award data, various performance criteria, and compensation practices at comparator companies. Mr. Batten received 7,200 performance shares for FY2005, with vesting subject to the achievement of a specified level of consolidated revenue in fiscal 2007.

     The plan design focuses executives on the creation of shareholder value over the long term and encourages equity ownership in the Corporation. Stock incentives are granted at a price not less than the fair market value of the Corporation's common stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date the options are granted; performance shares have value only if specific objectives are achieved; and restricted stock serves retention and equity ownership goals.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's CEO and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The compensation of the Corporation's CEO and the four other most highly compensated executive officers are currently below the disqualifying threshold. In the future, in the event the disqualifying threshold becomes an issue, the Committee will weigh all the facts and circumstances in existence at the time.

                                                  Compensation Committee
                                                  George E. Wardeberg, Chairman
						  John A. Mellowes
						  David A. Zimmer


July 28, 2005

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.


                            Audit Committee Report

     The charter reflects standards set forth in SEC regulations and NASDAQ Stock Market rules. All members of the Audit Committee are independent, as defined in Rules 4200 and 4350 of the listing standards of the NASDAQ Stock Market.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during fiscal 2005.

     As part of its responsibilities, and as set forth in its charter, the Audit Committee met with both management and the Corporation's independent accountants to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent accountants. The Committee's review included discussion with the independent accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committee).

     The Committee received the written disclosures and the letter required from the independent accountants as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the Securities and Exchange Commission.


                                               Audit Committee

                                               David R. Zimmer, Chairman
                                               Harold M. Stratton II
                                               David B. Rayburn
July 29, 2005                                  George E. Wardeberg



CORPORATE PERFORMANCE GRAPH

     The following table compares total shareholder return over the last 5 fiscal years to the Standard & Poor's 500 Machinery (Industrial)Index and the Russell 2000 index. The S&P 500 Machinery(Industrial)Index consists of a broad range of manufacturers. The Russell 2000 Index consists of a broad range of 2,000 Companies. The Corporation believes, because of the similarity of its business with those companies contained in the S&P 500 Machinery (Industrial) Index, that comparison of shareholder return with this index is appropriate. Total return values for the Corporation's common stock, the S&P 500 Machinery (Industrial) Index and the Russell 2000 Index were calculated based upon an assumption of a $100 investment on June 30, 2000 and based upon cumulative total return values assuming reinvestment of dividends on a quarterly basis.




                  Comparison of Five-Year Cumulative Total Return
                  Twin Disc, Inc.; S&P 500 Machinery(Industrial);
                              and Russell 2000

                 06/30/00  06/30/01  06/30/02  06/30/03  06/30/04  06/30/05
                 --------  --------  --------  --------  --------  --------
  Twin Disc       100.00     97.04     95.03     96.21    169.49    160.15
  S&P Machinery   100.00    106.03    134.50    140.69    205.14    210.88
  Russell 2000    100.00    100.57     91.93     90.42    120.58    131.97


SECTION 16 (a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Based solely on a review of the copies of such forms furnished to the Corporation and representations from executive officers and Directors, the Corporation believes that during the period from July 1, 2004 to June 30, 2005, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten (10%) beneficial owners were complied with.

INDEPENDENT PUBLIC AUDITORS

     The firm of PricewaterhouseCoopers LLP has audited the Corporation's books annually since 1928. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and, while no formal statement will be made by them, they will be available to respond to appropriate questions.

AUDIT FEES

     Aggregate fees, including out-of-pocket expenses, for professional services rendered by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") in connection with (i) the audit of the Company=s consolidated financial statements as of and for the years ended June 30, 2005 and June 30, 2004, including statutory audits of the financial statements of the Company's affiliates that are relied on in performance of the audit of the Company's consolidated financial statements, and (ii) the limited reviews of the Company's quarterly financial statements were $323,000 and $319,000, respectively.

AUDIT-RELATED FEES

    Aggregate fees,for professional services rendered by PricewaterhouseCoopers for assurance and services reasonably related to the performance of the audit or review of the Company's financial statements not included in audit fees above were $28,000 and $32,000 in 2005 and 2004, respectively.

TAX FEES

     In addition to the other fees described above, aggregate fees, including out-of-pocket expenses,of $390,000 and $204,800 were paid to PricewaterhouseCoopers during the years ended June 30, 2005 and 2004, primarily for the following professional services: tax-related services, due diligence for acquisitions, and other non-recurring audit services.

     The Audit Committee has determined that the provision of services for
(a) financial information systems design and implementation fees listed above, if any, and (b) all other fees listed above, is compatible with maintaining PricewaterhouseCoopers LLP's independence.

ALL OTHER FEES

     During the years ended June 30, 2005 and 2004, PricewaterhouseCoopers rendered no professional services to the Company other than those listed under audit fees, audit related fees and tax fees.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee annually pre-approves known or anticipated audit and non-audit services and fees. Additional non-audit services and fees not included in the annual pre-approval are submitted to a designated committee member for approval before the work is performed. For the year ended June 30, 2005, 100% of audit-related, tax and non-audit fees were pre-approved.

                                  GENERAL

     The Corporation will bear the cost of the solicitation of proxies. The firm of Georgeson Shareholder Communications Inc., New York, NY has been retained to assist in solicitation of proxies for the Annual Meeting at a fee not to exceed $7,000 plus expenses.

     Management does not know of any other business to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote upon such matters in their discretion in accordance with the authorization of the proxy.

     If you do not contemplate attending in person, we respectfully request that you fill in, sign and return the accompanying proxy at your early convenience. However, remember that in order to have your proxy validated, it must be delivered to the Secretary either in person, by mail, or by messenger, and it must be received by the Secretary not less than forty-eight (48) hours prior to the date of the meeting.


TWIN DISC, INCORPORATED

Appendix

				2005 PROXY CARD

              TWIN DISC, INCORPORATED - ANNUAL MEETING - OCTOBER 21, 2005

        This Proxy appointment is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Michael H. Joyce, David B. Rayburn and George E. Wardeberg and each or any of then (with full power to act without the others) attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Common Stock of Twin Disc, Incorporated to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Twin Disc, Incorporated, to be held
October 21, 2005 at 2:00 o'clock P.M. at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin or any adjournments there of upon the following matters.

                DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED



                  TWIN DISC, INCORPORATED 2005 ANNUAL MEETING

           The Board of Directors recommends a vote FOR item 1

1.  ELECTION OF DIRECTORS          1.  Michael E. Batten
                                   2.  David L. Swift
                                   3.  David R. Zimmer

  	FOR all nominees                WITHHOLD
 	  listed above                 AUTHORITY
	(except as specified         to vote for all nominees
             below)                       listed above


(Instructions: To withhold authority to vote for any indicated nominee, write the name(s)of the nominee(s) in the space provided below.)

------------------------------------------------------------------------


2. In their discretion, upon such other matters as may come before the meeting



                             Dated______________________________, 2005

                             _________________________________________
                                          Signature

                             _________________________________________
                                      Signature if held jointly



                             Unless otherwise directed, this proxy
                             appointment will be voted in favor of the election of such directors and in other respects as recommended by the Directors.
                       NOTE: Please sign exactly as name appears hereon.